UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 25, 2015

CNH EQUIPMENT TRUST 2015-A
CNH CAPITAL RECEIVABLES LLC
CNH INDUSTRIAL CAPITAL AMERICA LLC

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation)

333-196988 333-196988-02 (Commission File Number)	39-1995297 (CNH Capital Receivables LLC) 47-6768582 (CNH Equipment Trust 2015-A) (IRS. Employer Identification No.)

6900 Veterans Boulevard, Burr Ridge, Illinois (Address of Principal Executive Offices)	60527 (Zip Code)

(630) 887-5451

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Registrant is filing the exhibits listed in Item 9.01(d) below in connection with the public issuance of Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes, Class A-4 Asset Backed Notes and Class B Asset Backed Notes (collectively, the “Offered Notes”) by CNH Equipment Trust 2015-A, described in the Prospectus dated February 19, 2015 and the Prospectus Supplement dated February 25, 2015.

Item 9.01. Financial Statements and Exhibits

(a)                                 Not applicable

(b)                                 Not applicable

(c)                                  Not applicable

(d)                                 Exhibits

Exhibit No.	Document Description
5.1	Opinion of Greenberg Traurig, LLP with respect to legality (including consent of such firm)

8.1	Opinion of Greenberg Traurig, LLP with respect to tax matters (including consent of such firm)

23.1	Consent of Greenberg Traurig, LLP (included in Exhibit 5.1)

23.2	Consent of Greenberg Traurig, LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES LLC, as depositor

By:	/s/ Thomas N. Beckmann
Name:	Thomas N. Beckmann
Title:	Assistant Treasurer

Dated:  February 27, 2015

INDEX TO EXHIBITS

Exhibit No.	Document Description
5.1	Opinion of Greenberg Traurig, LLP with respect to legality (including consent of such firm)

8.1	Opinion of Greenberg Traurig, LLP with respect to tax matters (including consent of such firm)

23.1	Consent of Greenberg Traurig, LLP (included in Exhibit 5.1)

23.2	Consent of Greenberg Traurig, LLP (included in Exhibit 8.1)